UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2019

Date of reporting period:	June 1, 2018 — November 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Dynamic Asset Allocation Equity Fund

Semiannual report
11 | 30 | 18

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Semiannual report
11 | 30 | 18

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports after January 1, 2021 free of charge, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

January 9, 2019

Dear Fellow Shareholder:

Global financial markets dealt with some challenges as we entered the final months of 2018. After rising to record highs in the summer, U.S. stocks experienced increased turbulence with concerns mounting over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which have lagged U.S. markets all year, took another leg down during a selloff in October. Fixed-income markets, while generally less volatile than stocks, have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, the U.S. economy continues to grow, but markets may remain choppy.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/18. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 11.

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Jason is Co-Head of Global Asset Allocation. He has an M.B.A. from the University of Chicago Booth School of Business and a B.S. from Northeastern University. Jason joined Putnam in 2000 and has been in the investment industry since 1993.

In addition to Jason, James A. Fetch and Robert J. Schoen are Portfolio Managers of the fund.

Jason, what was the fund’s investment environment like during the reporting period?

The period was marked by a strengthening U.S. economy, robust corporate-profit growth, rising interest rates, and increased global trade tensions.

As the period progressed, trade tensions eased between the United States and most of its major trading partners, except for China. Beginning in July, both governments moved beyond rhetorical threats and imposed tariffs on hundreds of billions of dollars of each other’s products. Shortly after the period ended, the United States and China agreed to a 90-day ceasefire in their trade battle. The United States postponed plans to increase tariffs on $200 billion in Chinese goods, and the two sides entered negotiations on other contentious issues.

During October and November, investor sentiment became sharply averse and market volatility spiked. In addition to the ongoing U.S.–China trade dispute, other factors leading to a sharp downturn in risk assets included: concern that the U.S. Federal Reserve would raise policy rates too fast and choke off economic growth; uncertainty about the

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This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 11/30/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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ultimate resolution of the United Kingdom’s exit from the European Union [Brexit]; flagging economic growth in Europe and China, leading to concern about a slowdown in growth globally; and a precipitous decline in oil prices.

For the six-month reporting period, the Russell 3000 Index, a broad barometer of U.S.-based stocks, gained 1.89%, led by the value-oriented equities within the index. Meanwhile, U.S. small-cap stocks, as measured by the Russell 2000 Index, declined 5.53%, pulled down by the flight from riskier areas of the market during October and the first half of November. International markets were broadly negative, hampered by concerns about global growth and Brexit. The MSCI EAFE Index [ND], which tracks foreign developed-market stocks, returned –7.97%, and the MSCI Emerging Markets Index fell –9.89%, both in U.S.-dollar terms. Within this environment, the fund’s globally diversified benchmark notably lagged the Russell 3000 Index.

The fund trailed its blended benchmark and the average return of its Lipper peer group for the period. What factors had the greatest impact on relative performance?

We seek to add value through asset allocation strategies and active security selection. We kept the fund’s allocation positioning close to its benchmark weights during the period. A modest underweighting in international developed-market stocks provided a slight boost to relative performance.

As for stock selection, we use quantitative models to pick stocks in the United States and in international developed markets. We seek to keep the fund’s selection strategies sector-neutral, meaning that sector weightings will normally be roughly in line with appropriate U.S. and international indexes. Our models screen for stocks of companies that meet our criteria across a variety of metrics, including valuation, momentum, company quality, and historical volatility that is lower than the broad market. Unfortunately, both our U.S. and international strategies underperformed their respective benchmarks during the period.

Security selection among emerging-market [EM] equities also hampered relative performance. Here, we use a bottom-up, fundamental process to identify what we believe are attractive EM companies.

What is your outlook for the months ahead?

We think global economic growth remains reasonably strong, led by the United States, but it appears to us that momentum overseas is slowing. Stock market action during the latter months of the period suggest that investors believe global growth has peaked.

As expected, the Federal Reserve raised its target for short-term interest rates to a range of 2% to 2.25% at its September 2018 policy meeting, and is widely expected to implement another increase at its December meeting. Recent market turbulence does not appear to have altered the Fed’s view that the U.S. economy is on solid footing, with growth strong and unemployment low. But inflation has softened in recent months, and falling oil prices may portend further declines, which, in our view, may reduce the Fed’s sense of urgency about raising rates to prevent the economy from overheating. That said, if growth or inflation heats up unexpectedly, we believe the Fed could decide to step up the pace of rate hikes in 2019.

Volatility returned to the stock market in 2018, after being largely absent in 2017. In our view, various uncertainties related to U.S.–China trade policy, the Fed, and global growth will likely keep volatility elevated in the months ahead.

Dynamic Asset Allocation Equity Fund 5

Against this backdrop, we continue to have conviction in our stock-selection strategies, based on their strong long-term results. As for asset allocation, we will continue to take a tactical approach, adjusting the fund’s exposure across various markets as conditions warrant.

Thanks for your time and for bringing us up to date, Jason.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (1/23/09)
Before sales charge	244.71%	13.38%	45.15%	7.74%	25.88%	7.97%	–0.87%	–2.79%
After sales charge	224.89	12.70	36.81	6.47	18.64	5.86	–6.57	–8.38
Class P (8/31/16)
Net asset value	246.38	13.44	45.86	7.84	26.51	8.15	–0.72	–2.71

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class P shares have no initial sales charge or CDSC. Performance for class P shares prior to their inception is derived from the historical performance of class A shares and has not been adjusted for the lower investor servicing fees applicable to class P shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 11/30/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Russell 3000 Index	314.79%	15.53%	65.62%	10.62%	39.75%	11.80%	5.53%	1.89%
Putnam Equity
Blended Index*	260.07	13.88	50.13	8.47	34.07	10.27	2.01	–0.74
Lipper Multi-Cap Core
Funds category average†	257.14	13.66	48.60	8.15	30.40	9.20	2.56	0.07

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

† Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 11/30/18, there were 786, 753, 647, 551, and 392 funds, respectively, in this Lipper category.

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Fund price and distribution information For the six-month period ended 11/30/18

	Class A		Class P
	Before	After	Net
	sales	sales	asset
Share value	charge	charge	value
5/31/18	$13.28	$14.09	$13.30
11/30/18	12.91	13.70	12.94

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class A (1/23/09)
Before sales charge	216.72%	12.30%	30.42%	5.46%	18.62%	5.86%	–10.07%	–10.07%
After sales charge	198.51	11.63	22.92	4.21	11.80	3.79	–15.24	–15.24
Class P (8/31/16)
Net asset value	218.68	12.37	31.23	5.59	19.37	6.08	–9.81	–9.88

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class P
Net expenses for the fiscal year ended 5/31/18*	0.87%	0.63%
Total annual operating expenses for the fiscal year ended 5/31/18	1.13%	0.89%
Annualized expense ratio for the six-month period ended 11/30/18	0.87%	0.63%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/19.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/18 to 11/30/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class P
Expenses paid per $1,000*†	$4.30	$3.12
Ending value (after expenses)	$972.10	$972.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/18, use the following calculation method. To find the value of your investment on 6/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class P
Expenses paid per $1,000*†	$4.41	$3.19
Ending value (after expenses)	$1,020.71	$1,021.91

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Equity Fund 9

Consider these risks before investing

Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. You can lose money by investing in the fund.

10 Dynamic Asset Allocation Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross total return (GD) indexes reinvest as much as possible of a company’s dividend distributions.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

Russell 2000 Index is an unmanaged index of 2,000 small companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings

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are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2018, Putnam employees had approximately $477,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2018. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

Dynamic Asset Allocation Equity Fund 13

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds of 20 basis points, and, in the case of your fund, 2 basis points, on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, both expense limitations were operative during its fiscal year ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least September 30, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam

14 Dynamic Asset Allocation Equity Fund

Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st

Dynamic Asset Allocation Equity Fund 15

or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2017. Your fund’s class A shares’ return net of fees and expenses was positive and trailed the return of its benchmark over the one-year and three-year periods ended December 31, 2017 and was positive and exceeded the return of its benchmark over the five-year period ended December 31, 2017. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

16 Dynamic Asset Allocation Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Equity Fund 17

The fund’s portfolio 11/30/18 (Unaudited)

COMMON STOCKS (91.0%)*	Shares	Value
Advertising and marketing services (0.4%)
Omnicom Group, Inc.	3,219	$247,766
		247,766
Aerospace and defense (2.7%)
Boeing Co. (The)	3,349	1,161,299
Curtiss-Wright Corp.	224	24,730
Lockheed Martin Corp.	1,632	490,302
Raytheon Co.	1,333	233,728
Teledyne Technologies, Inc. †	156	35,034
		1,945,093
Airlines (1.5%)
Delta Air Lines, Inc.	7,422	450,590
easyJet PLC (United Kingdom)	5,445	77,369
International Consolidated Airlines Group SA (Spain)	15,348	123,015
Japan Airlines Co., Ltd. (Japan)	1,400	50,492
United Continental Holdings, Inc. †	3,761	363,689
		1,065,155
Automotive (0.8%)
Fiat Chrysler Automobiles NV (Italy) †	3,360	55,660
Localiza Rent a Car SA (Brazil)	3,471	24,154
Mitsubishi Motors Corp. (Japan)	2,100	12,944
Peugeot SA (France)	5,280	116,071
Suzuki Motor Corp. (Japan)	600	29,890
Toyota Motor Corp. (Japan)	3,900	234,729
Volvo AB (Sweden)	7,730	108,081
		581,529
Banking (7.1%)
ABN AMRO Group NV GDR (Netherlands)	4,319	110,611
ABSA Group, Ltd. (South Africa)	3,915	43,523
Abu Dhabi Commercial Bank PJSC (United Arab Emirates) †	22,923	49,023
Bank Tabungan Pensiunan Nasional Syariah Tbk PT (Indonesia) †	260,300	31,214
Capital One Financial Corp.	3,209	287,783
China Construction Bank Corp. (China)	94,000	80,382
Citigroup, Inc.	16,473	1,067,286
Citizens Financial Group, Inc.	6,713	244,085
Comerica, Inc.	2,399	189,953
Credicorp, Ltd. (Peru)	360	78,944
DNB ASA (Norway)	5,006	86,277
East West Bancorp, Inc.	1,039	55,784
Hang Seng Bank, Ltd. (Hong Kong)	4,500	104,166
HDFC Bank, Ltd. (India)	3,005	91,688
HSBC Holdings PLC (United Kingdom)	3,007	25,476
Itau Unibanco Holding SA ADR (Preference) (Brazil) †	9,599	89,554
JPMorgan Chase & Co.	13,200	1,467,708
Lloyds Banking Group PLC (United Kingdom)	85,013	60,003
Mizuho Financial Group, Inc. (Japan)	84,816	140,752
Moneta Money Bank AS (Czech Republic)	9,167	31,582
Popular, Inc. (Puerto Rico)	900	50,760
Resona Holdings, Inc. (Japan)	22,600	119,910

18 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (91.0%)* cont.	Shares	Value
Banking cont.
Sberbank of Russia PJSC ADR (Russia)	2,532	$30,048
Sumitomo Mitsui Financial Group, Inc. (Japan)	4,007	147,130
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,100	44,136
Swedbank AB Class A (Sweden)	5,937	138,081
Synovus Financial Corp.	2,149	81,254
TCF Financial Corp.	1,540	34,635
Turkiye Garanti Bankasi AS (Turkey)	17,657	27,868
Wintrust Financial Corp.	445	34,421
		5,044,037
Beverage (2.8%)
Carlsberg A/S Class B (Denmark)	573	63,465
Coca-Cola Amatil, Ltd. (Australia)	2,568	16,219
Coca-Cola Co. (The)	17,112	862,445
Coca-Cola European Partners PLC (United Kingdom)	967	46,938
Grape King Bio, Ltd. (Taiwan)	5,000	32,055
Molson Coors Brewing Co. Class B	2,557	168,174
PepsiCo, Inc.	6,516	794,561
		1,983,857
Biotechnology (1.9%)
Amgen, Inc.	3,329	693,264
Biogen, Inc. †	557	185,882
Celgene Corp. †	1,302	94,030
Gilead Sciences, Inc.	3,330	239,560
Vertex Pharmaceuticals, Inc. †	721	130,350
		1,343,086
Broadcasting (0.1%)
Liberty SiriusXM Group Class A †	1,002	39,870
ProSiebenSat.1 Media SE (Germany)	2,023	41,047
RTL Group SA (Belgium)	325	19,489
		100,406
Chemicals (1.7%)
Arkema SA (France)	608	57,727
BASF SE (Germany)	1,513	110,209
Celanese Corp.	1,078	108,803
Covestro AG (Germany)	1,787	102,798
Evonik Industries AG (Germany)	781	20,979
Formosa Plastics Corp. (Taiwan)	13,000	42,156
Huntsman Corp.	5,253	106,216
Indorama Ventures PCL (Foreign depositary shares) (Thailand)	32,300	53,035
LyondellBasell Industries NV Class A	3,980	371,374
Mexichem SAB de CV (Mexico)	12,622	29,456
Mitsubishi Chemical Holdings Corp. (Japan)	3,300	26,995
Mitsubishi Gas Chemical Co., Inc. (Japan)	1,300	21,367
PETRONAS Chemicals Group (PCG) Bhd (Malaysia)	21,500	47,331
Sasol, Ltd. (South Africa)	1,975	58,041
Westlake Chemical Corp.	845	61,254
		1,217,741

Dynamic Asset Allocation Equity Fund 19

COMMON STOCKS (91.0%)* cont.	Shares	Value
Commercial and consumer services (1.8%)
Alliance Global Group, Inc. (Philippines) †	104,500	$22,788
Automatic Data Processing, Inc.	2,908	428,697
Booking Holdings, Inc. †	210	397,295
Booz Allen Hamilton Holding Corp.	1,888	96,873
CoStar Group, Inc. †	297	109,709
Fu Shou Yuan International Group, Ltd. (China)	37,000	28,128
Randstad Holding NV (Netherlands)	610	29,705
ServiceMaster Global Holdings, Inc. †	1,028	45,510
Total System Services, Inc.	1,515	132,366
		1,291,071
Communications equipment (1.7%)
Cisco Systems, Inc.	25,220	1,207,281
		1,207,281
Computers (3.8%)
Amadeus IT Holding SA Class A (Spain)	1,501	107,825
Apple, Inc.	7,247	1,294,169
Aspen Technology, Inc. †	854	73,700
CDW Corp. of Delaware	1,152	106,767
Check Point Software Technologies, Ltd. (Israel) †	356	39,804
Citrix Systems, Inc. †	1,807	196,909
Dell Technologies, Inc. Class V †	1,948	205,475
Douzone Bizon Co., Ltd. (South Korea)	533	23,853
Fortinet, Inc. †	3,405	251,425
Fujitsu, Ltd. (Japan)	500	30,776
NetApp, Inc.	4,111	274,903
Synopsys, Inc. †	1,296	119,154
		2,724,760
Conglomerates (0.6%)
AMETEK, Inc.	1,548	113,670
Marubeni Corp. (Japan)	14,400	107,611
Mitsubishi Corp. (Japan)	2,700	72,883
Mitsui & Co., Ltd. (Japan)	6,800	106,866
		401,030
Construction (0.5%)
China National Building Material Co., Ltd. (China)	32,000	24,902
China State Construction International Holdings, Ltd. (China)	30,000	26,148
CIMIC Group, Ltd. (Australia)	1,011	30,161
CTCI Corp. (Taiwan)	28,000	41,374
HOCHTIEF AG (Germany)	214	30,364
Shimizu Corp. (Japan)	3,500	30,046
Sika AG (Switzerland)	89	11,026
Taisei Corp. (Japan)	2,500	109,976
West China Cement, Ltd. (China)	160,000	25,150
		329,147
Consumer finance (0.8%)
Chailease Holding Co., Ltd. (Taiwan)	8,460	26,369
Discover Financial Services	2,955	210,692
Housing Development Finance Corp., Ltd. (HDFC) (India)	2,965	84,821
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	3,500	19,086
Synchrony Financial	7,356	191,109
		532,077

20 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (91.0%)* cont.	Shares	Value
Consumer goods (0.8%)
Kao Corp. (Japan)	300	$22,105
L’Oreal SA (France)	512	121,031
LG Household & Health Care, Ltd. (South Korea)	32	33,222
Natura Cosmeticos SA (Brazil)	4,370	46,231
Pola Orbis Holdings, Inc. (Japan)	700	19,782
Procter & Gamble Co. (The)	3,317	313,490
Unicharm Corp. (Japan)	900	28,194
		584,055
Consumer services (0.1%)
Ashtead Group PLC (United Kingdom)	2,518	56,504
		56,504
Containers (0.2%)
Berry Plastics Group, Inc. †	2,090	105,169
		105,169
Distribution (0.4%)
Sysco Corp.	4,679	315,365
		315,365
Electric utilities (2.3%)
AES Corp.	7,713	119,474
Ameren Corp.	1,992	136,691
CenterPoint Energy, Inc.	5,405	151,394
CLP Holdings, Ltd. (Hong Kong)	10,000	110,231
E.ON SE (Germany)	7,588	77,461
Endesa SA (Spain)	3,903	86,993
Enel SpA (Italy)	15,047	81,636
Evergy, Inc.	1,477	87,689
Exelon Corp.	7,309	339,065
OGE Energy Corp.	2,104	83,360
Pinnacle West Capital Corp.	1,365	121,976
Public Service Enterprise Group, Inc.	4,347	242,997
RWE AG (Germany)	733	15,848
		1,654,815
Electrical equipment (0.7%)
Honeywell International, Inc.	2,624	385,072
KEI Industries, Ltd. (India)	7,003	36,122
Resideo Technologies, Inc. †	3,726	76,861
		498,055
Electronics (2.9%)
Agilent Technologies, Inc.	3,958	286,361
Brother Industries, Ltd. (Japan)	900	15,056
Elite Material Co., Ltd. (Taiwan)	14,000	33,068
Hoya Corp. (Japan)	2,400	147,325
Intel Corp.	8,701	429,046
Koninklijke Philips NV (Netherlands)	746	28,239
MediaTek, Inc. (Taiwan)	9,000	69,516
NXP Semiconductors NV	5,018	418,351
Rockwell Automation, Inc.	1,123	195,784
Samsung Electronics Co., Ltd. (South Korea)	5,200	195,227

Dynamic Asset Allocation Equity Fund 21

COMMON STOCKS (91.0%)* cont.	Shares	Value
Electronics cont.
Samsung Electronics Co., Ltd. (Preference) (South Korea)	1,486	$44,968
Texas Instruments, Inc.	2,027	202,396
		2,065,337
Energy (oil field) (—%)
Hilong Holding, Ltd. (China)	185,000	19,385
		19,385
Energy (other) (0.1%)
Canvest Environmental Protection Group Co., Ltd. (China)	104,000	53,519
		53,519
Engineering and construction (0.1%)
ACS Actividades de Construccion y Servicios SA (Spain)	2,320	89,356
		89,356
Entertainment (0.2%)
Sony Corp. (Japan)	2,900	153,517
		153,517
Environmental (0.2%)
Clean TeQ Holdings, Ltd. (Australia) † S	111,719	33,898
Pentair PLC	1,961	83,735
		117,633
Financial (1.0%)
3i Group PLC (United Kingdom)	6,114	65,181
Broadridge Financial Solutions, Inc.	1,510	159,864
CTBC Financial Holding Co., Ltd. (Taiwan)	46,000	30,638
Deutsche Boerse AG (Germany)	251	32,081
Edelweiss Financial Services, Ltd. (India)	13,277	32,374
Hana Financial Group, Inc. (South Korea)	1,326	44,629
London Stock Exchange Group PLC (United Kingdom)	573	29,464
Macquarie Group, Ltd. (Australia)	1,641	138,105
Old Mutual, Ltd. (South Africa)	12,838	21,479
ORIX Corp. (Japan)	8,100	131,160
		684,975
Food (1.4%)
Associated British Foods PLC (United Kingdom)	2,227	68,837
Coles Group, Ltd. (Australia) †	675	5,777
Colruyt SA (Belgium)	476	30,422
Dino Polska SA (Poland) †	1,570	40,336
Gruma SAB de CV Class B (Mexico)	3,343	36,627
Hershey Co. (The)	1,725	186,818
Marine Harvest ASA (Norway)	1,172	27,430
Mondelez International, Inc. Class A	9,358	420,923
Nestle India, Ltd. (India)	203	31,307
Nestle SA (Switzerland)	1,165	99,479
Wesfarmers, Ltd. (Australia)	675	15,605
WH Group, Ltd. (Hong Kong)	21,500	15,689
WM Morrison Supermarkets PLC (United Kingdom)	4,779	14,497
X5 Retail Group NV GDR (Russia)	1,637	41,751
		1,035,498

22 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (91.0%)* cont.	Shares	Value
Forest products and packaging (0.4%)
Packaging Corp. of America	1,412	$138,122
UPM-Kymmene OYJ (Finland)	3,097	82,554
Weyerhaeuser Co. R	3,296	87,047
		307,723
Gaming and lottery (0.2%)
Aristocrat Leisure, Ltd. (Australia)	1,519	26,276
Las Vegas Sands Corp.	1,806	99,222
		125,498
Health-care services (2.7%)
Alfresa Holdings Corp. (Japan)	1,700	45,436
Bangkok Chain Hospital PCL (Thailand)	49,200	27,377
Centene Corp. †	1,699	241,683
Charles River Laboratories International, Inc. †	341	45,984
Cigna Corp.	1,872	418,167
Encompass Health Corp.	742	55,806
Fresenius Medical Care AG & Co., KGaA (Germany)	776	63,105
HCA Healthcare, Inc.	2,501	360,119
Humana, Inc.	426	140,354
McKesson Corp.	2,108	262,446
Medipal Holdings Corp. (Japan)	1,400	32,203
UnitedHealth Group, Inc.	939	264,197
		1,956,877
Homebuilding (0.1%)
Berkeley Group Holdings PLC (The) (United Kingdom)	535	22,054
Taylor Wimpey PLC (United Kingdom)	32,219	55,147
		77,201
Industrial (0.1%)
HD Supply Holdings, Inc. †	2,018	80,518
		80,518
Insurance (3.5%)
Aegon NV (Netherlands)	2,398	13,359
Aflac, Inc.	4,228	193,389
AIA Group, Ltd. (Hong Kong)	11,400	93,505
Allianz SE (Germany)	889	187,760
Allstate Corp. (The)	1,538	137,174
American Financial Group, Inc.	468	47,904
Athene Holding, Ltd. Class A †	1,635	71,106
Aviva PLC (United Kingdom)	21,735	112,795
Berkshire Hathaway, Inc. Class B †	279	60,889
DB Insurance Co., Ltd. (South Korea)	635	38,378
Discovery, Ltd. (South Africa)	1,689	18,846
Hartford Financial Services Group, Inc. (The)	3,826	169,071
Hyundai Marine & Fire Insurance Co., Ltd. (HDMF) (South Korea)	971	34,692
Legal & General Group PLC (United Kingdom)	40,127	125,295
Lincoln National Corp.	2,530	159,314
MetLife, Inc.	9,799	437,329
Ping An Insurance Group Co. of China, Ltd. Class H (China)	9,500	92,183
Principal Financial Group, Inc.	1,597	78,764
Prudential Financial, Inc.	3,010	282,218

Dynamic Asset Allocation Equity Fund 23

COMMON STOCKS (91.0%)* cont.	Shares	Value
Insurance cont.
Reinsurance Group of America, Inc.	395	$59,005
Unum Group	2,855	102,523
		2,515,499
Investment banking/Brokerage (1.8%)
Ameriprise Financial, Inc.	1,716	222,651
Daiwa Securities Group, Inc. (Japan)	1,500	8,312
E*Trade Financial Corp.	5,421	283,464
Goldman Sachs Group, Inc. (The)	1,019	194,313
Morgan Stanley	9,736	432,181
Partners Group Holding AG (Switzerland)	168	110,409
Schroders PLC (United Kingdom)	1,041	33,658
		1,284,988
Lodging/Tourism (0.7%)
Crown, Ltd. (Australia)	4,433	38,028
Extended Stay America, Inc. (Units)	3,159	57,494
Galaxy Entertainment Group, Ltd. (Hong Kong)	12,000	74,172
Hilton Worldwide Holdings, Inc.	2,571	194,213
TUI AG (Germany)	5,202	74,094
Wyndham Destinations, Inc.	1,500	62,205
		500,206
Machinery (0.8%)
Cummins, Inc.	1,964	296,682
Hitachi, Ltd. (Japan)	4,300	124,551
Sandvik AB (Sweden)	7,882	116,981
		538,214
Manufacturing (0.5%)
Ingersoll-Rand PLC	2,648	274,121
SKF AB Class B (Sweden)	4,583	72,398
		346,519
Media (0.4%)
Pearson PLC (United Kingdom)	5,701	70,024
Twenty-First Century Fox, Inc.	4,953	242,846
		312,870
Medical technology (1.8%)
Baxter International, Inc.	3,608	247,328
Coloplast A/S Class B (Denmark)	96	9,156
Hill-Rom Holdings, Inc.	619	60,018
Masimo Corp. †	655	72,325
Medtronic PLC	6,654	648,965
ResMed, Inc.	929	103,853
Siemens Healthineers AG (Germany) †	1,775	76,846
Waters Corp. †	197	39,120
		1,257,611
Metals (1.2%)
Anglo American PLC (United Kingdom)	4,152	82,968
ArcelorMittal SA (France)	4,582	103,959
BlueScope Steel, Ltd. (Australia)	10,030	82,957
Boliden AB (Sweden)	783	17,556
Freeport-McMoRan, Inc. (Indonesia)	21,934	261,892

24 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (91.0%)* cont.	Shares	Value
Metals cont.
Glencore PLC (United Kingdom)	4,419	$16,360
Rio Tinto PLC (United Kingdom)	3,332	151,261
Skipper, Ltd. (India)	9,010	11,903
South32, Ltd. (Australia)	17,646	40,239
Steel Dynamics, Inc.	2,189	77,053
Vale SA ADR (Brazil)	3,271	44,813
		890,961
Natural gas utilities (0.4%)
Eni SpA (Italy)	8,412	135,708
UGI Corp.	2,220	127,539
		263,247
Oil and gas (4.8%)
BP PLC (United Kingdom)	1,091	7,235
Chevron Corp.	8,869	1,054,879
CNOOC, Ltd. (China)	47,000	79,282
ConocoPhillips	8,916	590,061
Equinor ASA (Norway)	5,180	121,030
Exxon Mobil Corp.	1,021	81,170
Geopark, Ltd. (Colombia) †	2,614	40,177
JX Holdings, Inc. (Japan)	1,400	8,474
Lukoil PJSC ADR (Russia)	1,329	97,742
MOL Hungarian Oil & Gas PLC (Hungary)	3,642	40,319
OMV AG (Austria)	982	49,806
PBF Energy, Inc. Class A	2,773	107,260
Petroleo Brasileiro SA — Petrobras ADR (Brazil)	5,007	72,902
Phillips 66	3,629	339,384
Repsol SA (Spain)	5,115	88,369
Royal Dutch Shell PLC Class B (United Kingdom)	3,360	102,766
TOTAL SA (France)	3,828	213,098
Valero Energy Corp.	4,256	340,054
		3,434,008
Pharmaceuticals (5.6%)
AbbVie, Inc.	2,758	259,997
Allergan PLC	784	122,774
Astellas Pharma, Inc. (Japan)	8,300	127,555
Aurobindo Pharma, Ltd. (India)	2,710	31,532
Bayer AG (Germany)	422	30,821
Bristol-Myers Squibb Co.	2,733	146,106
China Traditional Chinese Medicine Holdings Co., Ltd. (China)	66,000	44,054
Eli Lilly & Co.	4,528	537,202
GlaxoSmithKline PLC (United Kingdom)	9,921	205,291
Ipsen SA (France)	64	8,256
Johnson & Johnson	4,711	692,046
Merck & Co., Inc.	7,038	558,395
Novartis AG (Switzerland)	2,342	213,793
Pfizer, Inc.	8,046	371,967
Roche Holding AG (Switzerland)	1,054	273,491
Sanofi (France)	1,078	97,565
Shionogi & Co., Ltd. (Japan)	2,000	132,372

Dynamic Asset Allocation Equity Fund 25

COMMON STOCKS (91.0%)* cont.	Shares	Value
Pharmaceuticals cont.
UCB SA (Belgium)	731	$61,469
Zoetis, Inc.	1,027	96,404
		4,011,090
Power producers (0.3%)
NRG Energy, Inc.	4,766	183,157
		183,157
Publishing (0.1%)
Wolters Kluwer NV (Netherlands)	1,365	82,418
		82,418
Railroads (0.2%)
Central Japan Railway Co. (Japan)	700	144,244
Kyushu Railway Co. (Japan)	900	29,744
		173,988
Real estate (3.3%)
AGNC Investment Corp. R	7,753	137,228
American Homes 4 Rent R	2,673	55,679
Annaly Capital Management, Inc. R	9,700	97,388
Apartment Investment & Management Co. Class A R	1,257	59,192
Apple Hospitality REIT, Inc. R	2,160	34,279
AvalonBay Communities, Inc. R	700	133,399
Ayala Land, Inc. (Philippines)	36,600	29,133
Brixmor Property Group, Inc. R	4,695	77,468
Brookfield Property REIT, Inc. Class A R	1,333	24,007
CBRE Group, Inc. Class A †	2,369	103,478
Cheung Kong Property Holdings, Ltd. (Hong Kong)	18,500	133,637
China Overseas Land & Investment, Ltd. (China)	8,000	27,910
Douglas Emmett, Inc. R	949	35,037
Duke Realty Corp. R	2,907	82,733
Equity Lifestyle Properties, Inc. R	444	44,191
Gaming and Leisure Properties, Inc. R	1,450	49,924
Healthcare Trust of America, Inc. Class A R	2,281	64,142
Henderson Land Development Co., Ltd. (Hong Kong)	11,000	56,511
Highwoods Properties, Inc. R	1,110	48,141
Hudson Pacific Properties, Inc. R	1,120	34,563
Jones Lang LaSalle, Inc.	414	59,285
Kerry Properties, Ltd. (Hong Kong)	2,500	8,608
KWG Property Holding, Ltd. (China)	28,000	24,902
Liberty Property Trust R	1,105	50,045
Logan Property Holdings Co., Ltd. (China)	24,000	28,063
Medical Properties Trust, Inc. R	3,512	60,652
New Residential Investment Corp. R	6,037	103,836
Paramount Group, Inc. R	2,051	29,268
Persimmon PLC (United Kingdom)	4,001	96,922
Scentre Group (Australia) R	16,418	46,850
Senior Housing Properties Trust R	1,790	24,630
SL Green Realty Corp. R	1,151	110,979
Spirit Realty Capital, Inc. R	9,024	66,958
Stockland (Units) (Australia) R	16,049	42,778
STORE Capital Corp. R	2,463	73,791

26 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (91.0%)* cont.	Shares	Value
Real estate cont.
Sun Hung Kai Properties, Ltd. (Hong Kong)	3,500	$50,006
Swire Properties, Ltd. (Hong Kong)	3,800	13,282
VICI Properties, Inc. R	4,676	101,797
Weingarten Realty Investors R	1,029	29,697
		2,350,389
Restaurants (1.5%)
Darden Restaurants, Inc.	1,858	205,383
Starbucks Corp.	13,501	900,787
		1,106,170
Retail (6.2%)
ABC-Mart, Inc. (Japan)	400	22,482
Amazon.com, Inc. †	546	922,833
CCC SA (Poland)	459	25,459
Fast Retailing Co., Ltd. (Japan)	100	52,011
GS Retail Co., Ltd. (South Korea)	1,218	41,353
Home Depot, Inc. (The)	6,481	1,168,656
Industria de Diseno Textil SA (Inditex) (Spain)	1,043	32,002
J Sainsbury PLC (United Kingdom)	10,446	40,612
KAR Auction Services, Inc.	1,618	92,453
Koninklijke Ahold Delhaize NV (Netherlands)	6,156	158,789
Lowe’s Cos., Inc.	6,808	642,471
Mavi Giyim Sanayi Ve Ticaret AS (Turkey)	4,563	32,998
Next PLC (United Kingdom)	521	32,546
Poya International Co., Ltd. (Taiwan)	4,030	39,128
Ross Stores, Inc.	4,259	373,088
Tapestry, Inc.	639	24,876
TCI Co., Ltd. (Taiwan)	2,000	32,426
Walgreens Boots Alliance, Inc.	7,397	626,304
Woolworths Group, Ltd. (Australia)	4,933	104,563
		4,465,050
Semiconductor (0.5%)
KLA-Tencor Corp.	2,402	236,741
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	18,000	131,586
		368,327
Software (4.9%)
Adobe, Inc. †	2,885	723,818
Black Knight, Inc. †	1,070	48,514
Cadence Design Systems, Inc. †	2,602	117,194
Electronic Arts, Inc. †	1,457	122,490
F5 Networks, Inc. †	1,089	187,275
Intuit, Inc.	2,104	451,371
Microsoft Corp.	7,671	850,637
NTT Data Corp. (Japan)	8,500	98,842
Oracle Corp.	14,849	724,037
Tencent Holdings, Ltd. (China)	4,900	196,545
		3,520,723
Technology services (6.1%)
Alibaba Group Holding, Ltd. ADR (China) † S	1,431	230,191
Alphabet, Inc. Class A †	1,788	1,984,054

Dynamic Asset Allocation Equity Fund 27

COMMON STOCKS (91.0%)* cont.	Shares	Value
Technology services cont.
Capgemini SE (France)	562	$65,611
Cognizant Technology Solutions Corp. Class A	3,758	267,682
Dun & Bradstreet Corp. (The)	707	101,483
Facebook, Inc. Class A †	3,623	509,430
IBM Corp.	7,363	915,000
Infosys, Ltd. (India)	6,454	61,829
Larsen & Toubro Infotech, Ltd. (India)	1,758	39,604
Naspers, Ltd. Class N (South Africa)	354	71,116
Zebra Technologies Corp. Class A †	555	99,789
		4,345,789
Telecommunications (0.5%)
BT Group PLC (United Kingdom)	4,437	14,818
China Mobile, Ltd. (China)	8,000	79,751
Eutelsat Communications SA (France)	761	16,250
Juniper Networks, Inc.	3,503	100,571
NTT DoCoMo, Inc. (Japan)	3,000	69,467
Safaricom, Ltd. (Kenya)	102,930	23,874
Telenor ASA (Norway)	2,776	53,948
		358,679
Telephone (2.1%)
KDDI Corp. (Japan)	5,900	138,463
Nippon Telegraph & Telephone Corp. (Japan)	1,800	74,210
Swisscom AG (Switzerland)	70	33,595
Telephone & Data Systems, Inc.	1,534	54,810
Verizon Communications, Inc.	20,225	1,219,568
		1,520,646
Textiles (0.4%)
Hermes International (France)	215	116,808
JNBY Design, Ltd. (China)	20,000	34,880
Michael Kors Holdings, Ltd. †	3,330	145,688
Moncler SpA (Italy)	478	15,629
		313,005
Tobacco (0.2%)
Imperial Brands PLC (United Kingdom)	4,142	127,433
Swedish Match AB (Sweden)	1,008	39,414
		166,847
Transportation services (0.1%)
Aena SME SA (Spain)	603	95,906
		95,906
Trucks and parts (0.3%)
Allison Transmission Holdings, Inc.	2,927	137,891
Faurecia SA (France)	1,756	68,881
Tupy SA (Brazil)	4,541	23,169
		229,941
Waste Management (0.6%)
Republic Services, Inc.	1,398	108,121
Sunny Friend Environmental Technology Co., Ltd. (Taiwan)	7,000	49,399
Waste Management, Inc.	2,759	258,656
		416,176

28 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (91.0%)* cont.	Shares	Value
Water Utilities (0.1%)
China Water Affairs Group, Ltd. (China)	68,000	$76,477
		76,477
Total common stocks (cost $57,894,976)		$65,123,937

	Expiration	Strike
WARRANTS (0.4%)*†	date	price	Warrants	Value
Al Rajhi Bank 144A (Saudi Arabia)	2/21/19	$0.00	2,380	$54,296
Bupa Arabia for Cooperative Insurance Co. 144A
(Saudi Arabia)	3/6/19	0.00	1,588	29,837
Han’s Laser Technology Industry Group Co., Ltd.
144A (China)	9/27/19	0.00	4,700	22,756
National Bank of Kuwait SAKP 144A (Kuwait)	11/13/19	0.00	13,857	37,796
Samba Financial Group 144A (Saudi Arabia)	7/15/19	0.00	5,441	44,881
Saudi Kayan Petrochemical Co. 144A
(Saudi Arabia)	7/2/19	0.00	7,362	27,273
Wuliangye Yibin Co., Ltd. 144A (China)	4/12/19	0.00	6,823	51,479
Total warrants (cost $297,185)				$268,318

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.0%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Citibank, N.A.
USD/JPY (Put)	Jan-19/JPY 108.00	1,118,100	$1,118,100	$1,592
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.00	731,600	$731,600	10,275
Total purchased options outstanding (cost $15,618)				$11,867

	Principal amount/
SHORT-TERM INVESTMENTS (10.0%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.43% [d]	Shares	218,167	$218,167
Putnam Short Term Investment Fund 2.37% L	Shares	6,684,798	6,684,798
U.S. Treasury Bills 2.376%, 2/14/19 #		$264,000	262,758
U.S. Treasury Bills 2.386%, 3/7/19 #		4,000	3,976
Total short-term investments (cost $7,169,659)			$7,169,699

TOTAL INVESTMENTS
Total investments (cost $65,377,438)	$72,573,821

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2018 through November 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $71,554,927.

Dynamic Asset Allocation Equity Fund 29

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $266,682 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $97,284 to cover certain derivative contracts, and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	78.5%	Australia	0.9%
Japan	4.1	Taiwan	0.7
United Kingdom	2.4	Sweden	0.7
China	1.7	South Korea	0.6
France	1.4	Netherlands	0.6
Germany	1.2	India	0.6
Switzerland	1.0	Other	3.8
Hong Kong	0.9	Total	100.0%
Spain	0.9

FORWARD CURRENCY CONTRACTS at 11/30/18 (aggregate face value $11,537,479) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/16/19	$135,902	$134,479	$1,423
	British Pound	Buy	12/19/18	598,145	613,910	(15,765)
	Canadian Dollar	Sell	1/16/19	283,255	294,512	11,257
	Euro	Buy	12/19/18	660,850	684,283	(23,433)
	Hong Kong Dollar	Sell	2/20/19	161,933	161,713	(220)
	South Korean Won	Buy	2/20/19	46	1,751	(1,705)
	Swedish Krona	Buy	12/19/18	73,443	73,442	1
	Swedish Krona	Sell	12/19/18	73,443	74,227	784
Barclays Bank PLC
	Australian Dollar	Buy	1/16/19	79,581	78,421	1,160
	British Pound	Buy	12/19/18	90,806	90,781	25
	British Pound	Sell	12/19/18	90,806	92,686	1,880
	Hong Kong Dollar	Sell	2/20/19	12,297	12,281	(16)

30 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 11/30/18 (aggregate face value $11,537,479) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Barclays Bank PLC cont.
	Norwegian Krone	Buy	12/19/18	$143,013	$145,928	$(2,915)
	Singapore Dollar	Buy	2/20/19	2,409	2,341	68
	Swiss Franc	Buy	12/19/18	135,252	140,076	(4,824)
Citibank, N.A.
	Australian Dollar	Buy	1/16/19	79,581	78,228	1,353
	British Pound	Buy	12/19/18	117,078	118,989	(1,911)
	British Pound	Sell	12/19/18	117,078	117,045	(33)
	Canadian Dollar	Buy	1/16/19	69,928	71,885	(1,957)
	Danish Krone	Buy	12/19/18	213,979	221,462	(7,483)
	Euro	Buy	12/19/18	102,943	104,794	(1,851)
	Euro	Sell	12/19/18	102,943	106,676	3,733
	Japanese Yen	Buy	2/20/19	193,022	193,554	(532)
	South Korean Won	Buy	2/20/19	2,508	1,883	625
	Swedish Krona	Sell	12/19/18	32,300	33,933	1,633
Credit Suisse International
	Australian Dollar	Buy	1/16/19	174,229	172,313	1,916
	British Pound	Buy	12/19/18	69,252	71,931	(2,679)
	British Pound	Sell	12/19/18	69,252	69,227	(25)
	Canadian Dollar	Buy	1/16/19	144,830	148,911	(4,081)
	Euro	Sell	12/19/18	188,201	194,583	6,382
	Japanese Yen	Sell	2/20/19	86,463	86,577	114
	New Zealand Dollar	Sell	1/16/19	81,445	78,363	(3,082)
	Norwegian Krone	Buy	12/19/18	3,062	3,143	(81)
	Norwegian Krone	Sell	12/19/18	3,062	3,057	(5)
	Swedish Krona	Buy	12/19/18	72,893	73,669	(776)
	Swedish Krona	Sell	12/19/18	72,893	72,893	—
	Swiss Franc	Buy	12/19/18	88,330	90,799	(2,469)
	Swiss Franc	Sell	12/19/18	88,330	92,291	3,961
Goldman Sachs International
	Australian Dollar	Sell	1/16/19	228,575	226,245	(2,330)
	Canadian Dollar	Sell	1/16/19	74,751	76,872	2,121
	Chinese Yuan (Offshore)	Buy	2/20/19	207,661	207,712	(51)
	Euro	Sell	12/19/18	275,723	282,358	6,635
	New Taiwan Dollar	Buy	2/20/19	248	864	(616)
	New Zealand Dollar	Buy	1/16/19	240,140	242,862	(2,722)
	Norwegian Krone	Buy	12/19/18	230,033	226,222	3,811
	South African Rand	Buy	1/16/19	1,048	2,589	(1,541)
	Swedish Krona	Sell	12/19/18	71,683	66,381	(5,302)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/16/19	53,687	56,499	(2,812)
	British Pound	Sell	12/19/18	18,875	19,026	151
	Canadian Dollar	Buy	1/16/19	43,630	45,359	(1,729)
	Euro	Sell	12/19/18	188,764	195,615	6,851
	Indonesian Rupiah	Buy	12/19/18	94,980	90,571	4,409

Dynamic Asset Allocation Equity Fund 31

FORWARD CURRENCY CONTRACTS at 11/30/18 (aggregate face value $11,537,479) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
HSBC Bank USA, National Association cont.
	Indonesian Rupiah	Sell	12/19/18	$94,980	$89,936	$(5,044)
	Japanese Yen	Sell	2/20/19	62,230	62,746	516
	Mexican Peso	Sell	1/16/19	1,967	1,517	(450)
	New Zealand Dollar	Buy	1/16/19	115,083	109,662	5,421
	Norwegian Krone	Buy	12/19/18	65,678	62,684	2,994
	Swedish Krona	Buy	12/19/18	165,852	170,430	(4,578)
	Swedish Krona	Sell	12/19/18	165,852	165,834	(18)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/16/19	227,844	223,548	4,296
	British Pound	Buy	12/19/18	90,295	92,584	(2,289)
	British Pound	Sell	12/19/18	90,295	90,785	490
	Canadian Dollar	Sell	1/16/19	72,038	73,052	1,014
	Euro	Sell	12/19/18	141,830	145,736	3,906
	New Zealand Dollar	Buy	1/16/19	108,961	105,269	3,692
	Norwegian Krone	Sell	12/19/18	111,191	113,458	2,267
	Singapore Dollar	Buy	2/20/19	197,303	197,238	65
	South Korean Won	Buy	2/20/19	220,714	219,379	1,335
	Swedish Krona	Sell	12/19/18	174,290	176,557	2,267
	Swiss Franc	Buy	12/19/18	260,377	269,627	(9,250)
NatWest Markets PLC
	Australian Dollar	Buy	1/16/19	64,366	63,941	425
	Canadian Dollar	Sell	1/16/19	75,051	76,542	1,491
	Euro	Buy	12/19/18	62,582	64,108	(1,526)
	Euro	Sell	12/19/18	62,582	64,227	1,645
	New Zealand Dollar	Sell	1/16/19	42,098	40,202	(1,896)
	Norwegian Krone	Buy	12/19/18	99,385	103,750	(4,365)
	Swedish Krona	Buy	12/19/18	105,753	105,750	3
	Swedish Krona	Sell	12/19/18	105,753	106,903	1,150
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/16/19	65,391	62,923	(2,468)
	British Pound	Sell	12/19/18	117,078	124,976	7,898
	Canadian Dollar	Sell	1/16/19	110,544	112,828	2,284
	Euro	Sell	12/19/18	156,228	162,372	6,144
	Japanese Yen	Buy	2/20/19	99,118	99,937	(819)
	New Zealand Dollar	Sell	1/16/19	93,483	87,890	(5,593)
	Norwegian Krone	Buy	12/19/18	161,921	165,801	(3,880)
	Swedish Krona	Sell	12/19/18	176,743	177,296	553
UBS AG
	Australian Dollar	Buy	1/16/19	330,391	324,764	5,627
	British Pound	Sell	12/19/18	89,020	92,167	3,147
	Euro	Sell	12/19/18	126,524	131,724	5,200
	New Zealand Dollar	Sell	1/16/19	153,054	148,845	(4,209)
	Norwegian Krone	Buy	12/19/18	105,824	109,598	(3,774)
	Swedish Krona	Sell	12/19/18	78,316	77,961	(355)

32 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 11/30/18 (aggregate face value $11,537,479) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp.
	Australian Dollar	Sell	1/16/19	$72,486	$71,480	$(1,006)
	New Zealand Dollar	Sell	1/16/19	47,189	45,240	(1,949)
Unrealized appreciation						124,123
Unrealized (depreciation)						(146,415)
Total						$(22,292)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 11/30/18 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	64	$4,906,452	$4,910,720	Dec-18	$(588,814)
S&P 500 Index E-Mini (Long)	7	966,060	965,405	Dec-18	(47,299)
S&P 500 Index E-Mini (Short)	6	828,051	827,490	Dec-18	40,525
Tokyo Price Index (Long)	5	734,462	734,705	Dec-18	(6,304)
Unrealized appreciation					40,525
Unrealized (depreciation)					(642,417)
Total					$(601,892)

WRITTEN OPTIONS OUTSTANDING at 11/30/18 (premiums $6,926) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Citibank, N.A.
USD/JPY (Put)	Jan-19/JPY 105.00	$1,118,100	$1,118,100	$538
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.20	731,600	731,600	4,740
Total				$5,278

Dynamic Asset Allocation Equity Fund 33

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$1,339,065	$1,406,507	$—
Capital goods	3,775,088	591,586	—
Communication services	1,374,949	504,376	—
Conglomerates	113,670	287,360	—
Consumer cyclicals	5,548,285	1,739,558	—
Consumer staples	4,929,823	1,281,167	—
Energy	2,625,887	881,025	—
Financials	8,966,914	3,445,051	—
Health care	7,115,719	1,481,184	—
Technology	12,871,231	1,332,747	—
Transportation	814,279	520,770	—
Utilities and power	1,593,342	584,354	—
Total common stocks	51,068,252	14,055,685	—

Purchased options outstanding	—	11,867	—
Warrants	—	268,318	—
Short-term investments	6,684,798	484,901	—
Totals by level	$57,753,050	$14,820,771	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(22,292)	$—
Futures contracts	(601,892)	—	—
Written options outstanding	—	(5,278)	—
Totals by level	$(601,892)	$(27,570)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

34 Dynamic Asset Allocation Equity Fund

Statement of assets and liabilities 11/30/18 (Unaudited)

ASSETS
Investment in securities, at value, including $218,213 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $58,474,473)	$65,670,856
Affiliated issuers (identified cost $6,902,965) (Notes 1 and 5)	6,902,965
Cash	9
Foreign currency (cost $75,201) (Note 1)	74,045
Dividends, interest and other receivables	226,326
Receivable for shares of the fund sold	140,501
Receivable for investments sold	3,396,552
Receivable for investor servicing fees (Note 2)	41
Receivable from Manager (Note 2)	19,545
Receivable for variation margin on futures contracts (Note 1)	38,644
Unrealized appreciation on forward currency contracts (Note 1)	124,123
Prepaid assets	11,010
Total assets	76,604,617

LIABILITIES
Payable for investments purchased	4,184,656
Payable for shares of the fund repurchased	392,294
Payable for custodian fees (Note 2)	39,430
Payable for Trustee compensation and expenses (Note 2)	7,032
Payable for administrative services (Note 2)	336
Payable for variation margin on futures contracts (Note 1)	11,782
Unrealized depreciation on forward currency contracts (Note 1)	146,415
Written options outstanding, at value (premiums $6,926) (Note 1)	5,278
Collateral on securities loaned, at value (Note 1)	218,167
Other accrued expenses	44,300
Total liabilities	5,049,690

Net assets	$71,554,927

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$56,305,931
Total distributable earnings (Note 1)	15,248,996
Total — Representing net assets applicable to capital shares outstanding	$71,554,927

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($20,195 divided by 1,565 shares)	$12.91†
Offering price per class A share (100/94.25 of $12.91)*	$13.70
Net asset value, offering price and redemption price per class P share
($71,534,732 divided by 5,526,089 shares)	$12.94

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 35

Statement of operations Six months ended 11/30/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $24,680)	$874,325
Interest (including interest income of $105,592 from investments in affiliated issuers) (Note 5)	108,557
Securities lending (net of expenses) (Notes 1 and 5)	1,443
Total investment income	984,325

EXPENSES
Compensation of Manager (Note 2)	247,567
Investor servicing fees (Note 2)	4,201
Custodian fees (Note 2)	31,866
Trustee compensation and expenses (Note 2)	2,104
Administrative services (Note 2)	1,027
Auditing and tax fees	50,363
Other	25,284
Fees waived and reimbursed by Manager (Note 2)	(101,683)
Total expenses	260,729
Expense reduction (Note 2)	(2,933)
Net expenses	257,796

Net investment income	726,529

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	4,631,078
Foreign currency transactions (Note 1)	(4,686)
Forward currency contracts (Note 1)	(179,478)
Futures contracts (Note 1)	400,950
Total net realized gain	4,847,864
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(6,172,061)
Assets and liabilities in foreign currencies	(1,386)
Forward currency contracts	55,881
Futures contracts	(733,186)
Written options	1,648
Total change in net unrealized depreciation	(6,849,104)

Net loss on investments	(2,001,240)

Net decrease in net assets resulting from operations	$(1,274,711)

The accompanying notes are an integral part of these financial statements.

36 Dynamic Asset Allocation Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 11/30/18*	Year ended 5/31/18
Operations
Net investment income	$726,529	$1,504,144
Net realized gain on investments
and foreign currency transactions	4,847,864	5,194,394
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(6,849,104)	4,082,175
Net increase (decrease) in net assets resulting
from operations	(1,274,711)	10,780,713
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(406)
Class P	—	(1,866,485)
From net realized long-term gain on investments
Class A	—	(1,304)
Class P	—	(5,403,296)
Increase (decrease) from capital share transactions (Note 4)	(14,532,579)	1,761,030
Total increase (decrease) in net assets	(15,807,290)	5,270,252

NET ASSETS
Beginning of period	87,362,217	82,091,965
End of period (Note 1)	$71,554,927	$87,362,217

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 37

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
November 30, 2018**	$13.28	.10	(.47)	(.37)	—	—	—	$12.91	(2.79)*	$20	.43*	.74*	70*
May 31, 2018	12.75	.20	1.52	1.72	(.28)	(.91)	(1.19)	13.28	13.56	21.87		1.52	50
May 31, 2017	11.05	.15	1.70	1.85	(.15)	—	(0.15)	12.75	16.84	18.89		1.30	106
May 31, 2016	12.19	.14	(.83)	(.69)	(.14)	(.31)	(0.45)	11.05	(5.69)	16	1.03[e]	1.20[e]	109
May 31, 2015	13.08	.13	1.26	1.39	(.20)	(2.08)	(2.28)	12.19	11.69	34	1.03	.96	132
May 31, 2014	11.81	.14	2.14	2.28	(.10)	(.91)	(1.01)	13.08	19.95	39	1.08	1.08	69
Class P
November 30, 2018**	$13.30	.12	(.48)	(.36)	—	—	—	$12.94	(2.71)*	$71,535	.31*	.87*	70*
May 31, 2018	12.77	.24	1.51	1.75	(.31)	(.91)	(1.22)	13.30	13.79	87,341.63		1.77	50
May 31, 2017#	11.41	.14	1.38	1.52	(.16)	—	(0.16)	12.77	13.39*	82,074	.45*	1.20*	106

* Not annualized.

** Unaudited.

# For the period August 31, 2016 (commencement of operations) to May 31, 2017.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

		Percentage of average net assets
	Class A	Class P
November 30, 2018	0.12%	0.12%
May 31, 2018	0.26	0.26
May 31, 2017	0.29	0.23*
May 31, 2016	0.33	—
May 31, 2015	0.50	—
May 31, 2014	0.57	—

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

38 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 39

Notes to financial statements 11/30/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2018 through November 30, 2018.

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in common stocks. This policy may be changed only after 60 days’ notice to shareholders. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A and class P shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class P shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee and bear lower investor servicing fee, which is identified in Note 2. Class P shares are generally only available to corporate and institutional clients and clients in other approved programs. Class P shares are not available to all investors. As of the end of the reporting period, all of the class P shares are held by the Putnam RetirementReady Funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

40 Dynamic Asset Allocation Equity Fund

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosure s (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Dynamic Asset Allocation Equity Fund 41

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

42 Dynamic Asset Allocation Equity Fund

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $44,502 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $218,167 and the value of securities loaned amounted to $218,213.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit

Dynamic Asset Allocation Equity Fund 43

and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $65,730,720, resulting in gross unrealized appreciation and depreciation of $9,144,177 and $2,930,538, respectively, or net unrealized appreciation of $6,213,639.

For the fiscal year ended May 31, 2018, the fund had undistributed net investment income of $410,038.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.297% of the fund’s average net assets.

44 Dynamic Asset Allocation Equity Fund

Putnam Management has contractually agreed, through September 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.02% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $101,683 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, and class P shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$26
Class P	4,175
Total	$4,201

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $42 under the expense offset arrangements and by $2,891 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $64, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning

Dynamic Asset Allocation Equity Fund 45

the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$53,132,845	$64,364,146
U.S. government securities (Long-term)	—	—
Total	$53,132,845	$64,364,146

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 11/30/18		YEAR ENDED 5/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	—	—	130	1,710
	—	—	130	1,710
Shares repurchased	—	—	—	—
Net increase (decrease)	—	$—	130	$1,710

	SIX MONTHS ENDED 11/30/18		YEAR ENDED 5/31/18
Class P	Shares	Amount	Shares	Amount
Shares sold	1,158,437	$15,557,362	2,056,598	$27,599,909
Shares issued in connection with
reinvestment of distributions	—	—	550,262	7,268,968
	1,158,437	15,557,362	2,606,860	34,868,877
Shares repurchased	(2,199,892)	(30,089,941)	(2,466,687)	(33,109,557)
Net increase (decrease)	(1,041,455)	$(14,532,579)	140,173	$1,759,320

46 Dynamic Asset Allocation Equity Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,031	65.88%	$13,310

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/18	cost	proceeds	income	of 11/30/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$701,420	$7,374,960	$7,858,213	$7,917	$218,167
Putnam Short Term
Investment Fund**	8,319,319	17,803,411	19,437,932	105,592	6,684,798
Total Short-term
investments	$9,020,739	$25,178,371	$27,296,145	$113,509	$6,902,965

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency options (contract amount)	$880,000
Written currency options (contract amount)	$790,000
Futures contracts (number of contracts)	90
Forward currency contracts (contract amount)	$26,900,000
Warrants (number of warrants)	48,000

Dynamic Asset Allocation Equity Fund 47

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange	Investments,
contracts	Receivables	$135,990	Payables	$151,693
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	308,843*	Unrealized depreciation	642,417*
Total		$444,833		$794,110

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$(6,775)	$—	$(179,478)	$(186,253)
Equity contracts	(40,936)	—	400,950	—	360,014
Total	$(40,936)	$(6,775)	$400,950	$(179,478)	$173,761

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$(2,682)	$—	$55,881	$53,199
Equity contracts	(21,219)	—	(733,186)	—	(754,405)
Total	$(21,219)	$(2,682)	$(733,186)	$55,881	$(701,206)

48 Dynamic Asset Allocation Equity Fund

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Dynamic Asset Allocation Equity Fund 49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$38,644	$—	$—	$—	$—	$38,644
Forward currency contracts#	13,465	3,133	7,344	12,373	12,567	20,342	19,332	—	4,714	16,879	13,974	—	124,123
Purchased options**#	—	—	1,592	—	10,275	—	—	—	—	—	—	—	11,867
Total Assets	$13,465	$3,133	$8,936	$12,373	$22,842	$20,342	$19,332	$38,644	$4,714	$16,879	$13,974	$—	$174,634
Liabilities:
Futures contracts§	—	—	—	—	—	—	—	11,782	—	—	—	—	11,782
Forward currency contracts#	41,123	7,755	13,767	13,198	12,562	14,631	11,539	—	7,787	12,760	8,338	2,955	146,415
Written options#	—	—	538	—	4,740	—	—	—	—	—	—	—	5,278
Total Liabilities	$41,123	$7,755	$14,305	$13,198	$17,302	$14,631	$11,539	$11,782	$7,787	$12,760	$8,338	$2,955	$163,475
Total Financial and Derivative Net Assets	$(27,658)	$(4,622)	$(5,369)	$(825)	$5,540	$5,711	$7,793	$26,862	$(3,073)	$4,119	$5,636	$(2,955)	$11,159
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(27,658)	$(4,622)	$(5,369)	$(825)	$5,540	$5,711	$7,793	$26,862	$(3,073)	$4,119	$5,636	$(2,955)
Controlled collateral received (including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $266,682.

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

50 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Dynamic Asset Allocation Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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SA062 314365 1/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 28, 2019